UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2022
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 8, 2022, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter results for the financial period ended December 31, 2021. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2022, the Board of Directors of the Company adopted amended and restated by-laws in the context of approving amendments to the provisions of the by-laws contained in Section 2.08 relating to majority voting for directors. A copy of the amended and restated by-laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Specifically, the amendments provide, among other things, that: (1) if an incumbent director is required to tender his or her resignation under Section 2.08, then the incumbent director’s tendered resignation letter shall become effective sixty days after the election vote is certified unless the reviewing directors decide to reject the resignation; (2) the reviewing directors shall accept a tendered resignation unless they determine that there is a compelling reason or reasons to not accept the resignation, which the Company must disclose; and (3) when a director whose resignation is rejected remains on the Board of Directors as a holdover director but fails to be re-elected at the next election of directors, his or her tendered resignation will be automatically effective thirty days after the certification of the election vote, with no ability to reject the tendered resignation.

Item 9.01	Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

3.01	Amended and Restated By-Laws of Harley-Davidson, Inc., effective as of February 4, 2022

99.1	Press Release of Harley-Davidson, Inc. dated February 8, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: February 8, 2022	/s/ Paul J. Krause
Paul J. Krause
Secretary

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